Note 8 - Cost Method Investment	12 Months Ended
Dec. 31, 2012
Cost and Equity Method Investments Disclosure [Text Block]
8.	COST METHOD INVESTMENT

In December 2005, the Group purchased 9,800,000 Series B preferred shares in Moloon for $15,000,000, which represents a 25% interest in Moloon on an if-converted basis. China Finance Online's investment in these preferred shares was not in-substance common stock, and accordingly, the investment has been recorded as a cost method investment.

In April 2006, the Group sold part of its investment in Moloon to a third party for a cash consideration of $1,187,500 and reduced the Group's investment in Moloon's preferred shares to 9,100,000 shares.

Moloon is a Chinese wireless technology and service provider. In 2006, China Mobile Communication Corporation, primarily through which Moloon provided its MVAS service to its customers, announced policy changes which had a substantial negative impact on Moloon's MVAS business. Following an independent valuation prepared by American Appraisal China Limited, the Group determined that its investment in Moloon was impaired and recorded an impairment loss of $1,322,000.

Thereafter, in 2007 Moloon adopted new strategies to transform itself into a provider of mobile online gaming services in China. However, despite the new strategies Moloon's financial conditions have deteriorated and, following an independent valuation prepared by American Appraisal China Limited, the Group determined that its investment in Moloon was further impaired and recorded an additional impairment loss of $11,127,000 in 2007, reducing the carrying balance of such investment to $1,479,571. There was no further impairment of the Group's cost method investment in Moloon for the year ended December 31, 2008 and 2009.

In August 2010, Moloon was wholly acquired by Ocean Butterflies Holdings Inc., a private and independent music and entertainment production company incorporated in the Cayman Islands ("Ocean Butterflies Holdings"), in the form of shares exchange between Moloon and Ocean Butterflies Holdings (the "Share Swap Transaction"). As a result of the Share Swap Transaction, the Group holds 7,439,479 ordinary shares of Ocean Butterflies Holdings, which represents 16.82% of shares in Ocean Butterflies Holdings. The investment is still recorded as a cost method investment. Following an independent valuation performed by American Appraisal China Limited, there was no impairment of the Group's cost method investment in Ocean Butterflies Holdings Inc. for the year ended December 31, 2010.

In 2011, the financial conditions of Ocean Butterflies Holdings have deteriorated and its operation was not profitable. The Group determined that its investment in Ocean Butterflies Holdings was fully impaired and recorded an additional impairment loss of $1,479,571 in 2011, reducing the carrying balance of such investment to nil as of December 31, 2011.

In 2012, the Group made a cost method investment. The carrying amount of the cost method investments was $802,202 as of December 31, 2012. Following an independent valuation performed by American Appraisal China Limited, there was no impairment of the Group’s cost method investment.